                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER






The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated September 1, 1997, (97-6), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from September 1, 1997 to September 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and



2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1997.


                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.70125%,6.22%,6.32%,6.47%,6.68%,7.14%,7.07%,7.55%,6.8%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                                 SEPTEMBER 1997


                                CUSIP#'S   393505- WX6,WY4,WZ1,XA5,XB3,
                                           XC1,XD9,XE7,XF4,XG2
                                TRUST ACCOUNT #80-5049000
                                REMITTANCE DATE: 10/15/97

                                                   Total $         Per $1,000
                                                    Amount           Original
                                                  ----------      ------------
Class A Certificates
--------------------

(1a) Amount available (including Monthly
     Servicing Fee)                            $9,198,665.46

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       9,198,665.46

(2a) Amount withdrawn from Capitalized Interest
     Account (first two Remittance Date)          682,956.96

(b)  Excess Proceeds (First Remittance Date)          496.52

A.   Interest
     (3) Aggregate Interest
         a. Class A-1 Remittance Rate(5.70125%)      5.70125%
         b. Class A-1 Interest                    104,126.20       2.37552083
         c. Class A-2 Remittance Rate(6.22%)            6.22%
         d. Class A-2 Interest                    183,153.08       2.59166667
         e. Class A-3 Remittance Rate(6.32%)            6.32%
         f. Class A-3 Interest                    285,137.33       2.63333333
         g. Class A-4 Remittance Rate(6.47%)            6.47%
         h. Class A-4 Interest                    259,285.25       2.69583333
         i. Class A-5 Remittance Rate(6.68%)            6.68%
         j. Class A-5 Interest                    425,655.17       2.78333333
         k. Class A-6 Remittance Rate(6.90%)            6.90%
         l. Class A-6 Interest                    106,490.00       2.87500000
         m. Class A-7 Remittance Rate (7.14%)           7.14%
         n. Class A-7 Interest                    320,496.75       2.97500000

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.70125%,6.22%,6.32%,6.47%, 6.68%,7.14%,7.07%,7.55%,6.8%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 2



                         CUSIP#'S   393505- WX6,WY4,WZ1,XA5,XB3,
                         XC1,XD9,XE7,XF4,XG2
                         TRUST ACCOUNT #80-5049000
                         REMITTANCE DATE: 10/15/97


   o.  Class A-8 Remittance Rate (7.07%)         7.07%
   p.  Class A-8 Interest                  376,586.50             2.94583333
   q.  Class A-9 Remittance Rate (7.55%
       unless the Weighted Average Contract
       Rate is less than 7.55%)                  7.55%
   r.  Class A-9 Interest
       - to Class A-8 in Principal         135,270.83             1.05815087
       - to Class A-9 (on or after
         Class A-9 Accertion Termination
         Date                                     .00                      0
   s.  Class A-10 Remittance Rate (6.87%)        6.87%
   t.  Class A-10 Interest                 300,562.50             2.86250000


                                              Total $             Per $1,000
                                               Amount               Original
                                             ----------          ------------

(4) Amount applied to:
      a. Unpaid Class A Interest Shortfall        .00                    .00
      Class A-9 Pro Rata Share
      - to Class A-8 In Principal                   0
      - to Class A-9 (on and after Class A-9
      Accretion Termination Date)                   0

      Pro Rata share of all other Class A
      Certificates                                  0

(5) Remaining:
       a. Unpaid Class A Interest Shortfall       .00                    .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.70125%,6.22%,6.32%,6.47%, 6.68%,7.14%,7.07%,7.55%,6.8%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 2



                         CUSIP#'S   393505- WX6,WY4,WZ1,XA5,XB3,
                         XC1,XD9,XE7,XF4,XG2
                         TRUST ACCOUNT #80-5049000
                         REMITTANCE DATE: 10/15/97

B.    Principal
 (6)  Formula Principal Distribution
      Amount                                      6,221,176.84            N/A
      a. Scheduled Principal                        237,799.29            N/A
      b. Principal Prepayments                    4,493,490.93            N/A
      c. Liquidated Contracts                              .00            N/A
      d. Repurchases                                       .00            N/A
      e. Current Month Advanced Principal         1,489,886.62            N/A
      f. Prior Month Advanced Principal                    .00            N/A
      g. On September 1998 Remittance Date,
         amount by which Class A-1 Principal
         Balance exceeds sum of (a) thru (f),
         above                                             .00            N/A
      h. Minus on October 1998 Remittance Date,
         amount included on line (g) above for
         September Remittance Date                         .00            N/A
      i. November 1997: Excess proceeds, if any            .00            N/A

 (7)  Pool Scheduled Principal Balance        1,045,268,709.78

(7b)  Adjusted Pool Principal Balance         1,043,778,823.16   994.07506968
(7c)  Pool Factor                                   0.99407507

 (8)  Class A Principal Deficiency, if any                   0

 (9)  Unpaid Class A Principal Shortfall
      (if any)following prior Remittance date              .00

(10)  Class A Percentage for such Remittance
      Date                                               92.50%

(11)  Class A Percentage for the following
      Remittance Date                                    92.46%

(12)  Class A-10 Lock-Out Percentage                       .00%

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.70125%,6.22%,6.32%,6.47%, 6.68%,7.14%,7.07%,7.55%,6.8%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 3



                         CUSIP#'S   393505- WX6,WY4,WZ1,XA5,XB3,
                         XC1,XD9,XE7,XF4,XG2
                         TRUST ACCOUNT #80-5049000
                         REMITTANCE DATE: 10/15/97


(13)  Class A Principal Distribution (in addition
      to principal paid to Class A-8 under 3 (r) above):
      a. Class A-10 Lock-Out Pro Rata
         Distribution Amount                            .00              .00
      b. Class A-1                             6,221,176.84     141.92906805
      c. Class A-2                                      .00              .00
      d. Class A-3                                      .00              .00
      e. Class A-4                                      .00              .00
      f. Class A-5                                      .00              .00
      g. Class A-6                                      .00              .00
      h. Class A-7                                      .00              .00
      i. Class A-8                                      .00              .00
      j. Class A-9                                      .00              .00
      k. Class A-10                                     .00              .00


                                                   Total $         Per $1,000
                                                    Amount           Original
                                                  ----------      ------------



(14)  Class A-1 Principal Balance             37,611,823.16     858.07093195
(14a) Class A-1 Pool Factor                       .85807093

(15)  Class A-2 Principal Balance             70,670,000.00     1000.0000000
(15a) Class A-2 Pool Factor                      1.00000000

(16)  Class A-3 Principal Balance            108,280,000.00     1000.0000000
(16a) Class A-3 Pool Factor                      1.00000000

(17)  Class A-4 Principal Balance             96,180,000.00     1000.0000000
(17a) Class A-4 Pool Factor                      1.00000000

(18)  Class A-5 Principal Balance            152,930,000.00     1000.0000000
(18a) Class A-5 Pool Factor                      1.00000000

(19)  Class A-6 Principal Balance             37,040,000.00     1000.0000000
(19a) Class A-6 Pool Factor                      1.00000000

(20)  Class A-7 Principal Balance            107,730,000.00     1000.0000000
(20a) Class A-7 Pool Factor                      1.00000000

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.70125%,6.22%,6.32%,6.47%, 6.68%,7.14%,7.07%,7.55%,6.8%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 4


                                 CUSIP#'S 393505- WX6,WY4,WZ1,XA5,XB3,
                                 XC1,XD9,XE7,XF4,XG2
                                 TRUST ACCOUNT #80-5049000
                                 REMITTANCE DATE: 10/15/97


(21)  Class A-8 Principal Balance          127,701,729.17        998.9418491
(21a) Class A-8 Pool Factor                     .99894185

(22)  Class A-9 Principal Balance           43,135,270.83       1003.1458333
(22a) Class A-9 Pool Factor                    1.00314583

(23)  Class A-10 Principal Balance         105,000,000.00       1000.0000000
(23a) Class A-10 Pool Factor                   1.00000000

(24)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance Date      .00

(25)  Amount, if any, by which Class A Formula
      Distribution amount exceeds Class A
      Distribution Amount                             .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (26)      31-59 days                        564,237.40                 12

   (27)      60 days or more                   102,759.95                  4

   (28)      Current Month Repossessions        31,724.98                  1

   (29)      Repossession Inventory             31,724.98                  1

   (30)      Weighted Average Contract Rate       9.81070

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.70125%,6.22%,6.32%,6.47%, 6.68%,7.14%,7.07%,7.55%,6.8%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
               CLASS A1,A2,A3,A4,A5,A6,A7,A8,A9,A10 CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 5



                         CUSIP#'S   393505- WX6,WY4,WZ1,XA5,XB3,XC1,
                         XD9,XE7,XF4,XG2
                         TRUST ACCOUNT #80-5049000
                         REMITTANCE DATE: 10/15/97



Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in October 2001)

(31) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date       .01%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; July not exceed 3.5%)                                  N/A

(32) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date       .05%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; July not exceed 5.5%)                                  N/A

(33) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; July not exceed 5.5% from October 1, 2001 to
         September 30, 2002, 6.5% from October 1, 2002 to
         September 30, 2003, 8.5% from October 1, 2003 to
         September 30, 2004 and 9.5% thereafter)                          0%

(34) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date           .00

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         July not exceed 2.25%)                                           0%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.21%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 6



                         CUSIP#'S   393505-XH0
                         TRUST ACCOUNT #80-5049000
                         REMITTANCE DATE: 10/15/97

(35) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 22.5%)                                             15.00%

(36) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $21,000,000.00                                    .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                               7.50%



                                                   Total $         Per $1,000
                                                    Amount           Original
                                                  ----------      ------------

CLASS M1 CERTIFICATES

(37) Amount available (including Monthly
     Servicing Fee)                                480,725.01

A.   Interest

(38) Aggregate interest

     a.  Class M-1 Remittance Rate (7.21%,
         unless Weighted Average Contract
         Rate is below 7.21%)                            7.21%

     b.  Class M-1 Interest                        236,578.13    3.00416667

(39) Amount applied to Class M-1 Interest
     Deficiency Amount                                    .00             0

(40) Remaining unpaid Class M-1 Interest
     Deficiency Amount                                    .00             0

(41) Amount Applied to:
     a.  Unpaid Class M-1 Interest Shortfall              .00             0

                         GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.17%,7.75%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 7



                         CUSIP#'S   393505-XJ6,XK3
                         TRUST ACCOUNT #80-5049000
                         REMITTANCE DATE: 10/15/97

(42)   Remaining:
       a. Unpaid Class M-1 Interest Shortfall            .00              0

B.     Principal
(43)   Formula Principal Distribution Amount             .00            N/A
       a. Scheduled Principal                            .00            N/A
       b. Principal Prepayments                          .00            N/A
       c. Liquidated Contracts                           .00            N/A
       d. Repurchases                                    .00            N/A

(44)   Class M-1 Principal Balance             78,750,000.00  1000.00000000
(44a)  Class M-1 Pool Factor                      1.00000000

(45)   Class M-1 Percentage for such Remittance
       Date                                              .00%


                                                   Total $      Per $1,000
                                                    Amount        Original
                                                  ----------   ------------


(46)   Class M-1 Principal Distribution:

       a.  Class M-1 (current)                           .00      0.00000000

       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                          .00

(47)   Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date        .00

(48)   Class M-1 Percentage for the following
       Remittance Date                                   .00%


Class B1 Certificates
---------------------
(1)  Amount Available less the Class A

     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                               244,146.88

(2)  Class B-1 Remittance Rate (7.17% unless
     Weighted Average Contract Rate is below 7.17%)     7.17%

(3)  Aggregate Class B1 Interest                  125,475.00      2.98750000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 8



                                      CUSIP#'S   393505-XJ6,XK3
                                      TRUST ACCOUNT #80-5049000
                                      REMITTANCE DATE: 10/15/97

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                           .00               .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                              .00               .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                               .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                               .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date        .00

(8a)  Class B Percentage for such Remittance Date     .00

                                                  Total $         Per $1,000
                                                   Amount           Original
                                                 ----------       ------------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)          .00               .00

(10a) Class B1 Principal Shortfall                    .00

(10b) Unpaid Class B1 Principal Shortfall             .00

(11)  Class B Principal Balance             78,750,000.00

(12)  Class B1 Principal Balance            42,000,000.00
(12a) Class B1 Pool Factor                    1.000000000

Please contact Charles F. Pedersen of Firstar Trust Company (414) 287-3921 with any questions regarding this statement or your distribution.

Class B2 Certificates
---------------------

(13) Remaining Amount Available                118,671.88

(14) Class B-2 Remittance Rate (7.75%
     unless Weighted Average Contract
     Rate is less than 7.75%)                        7.75%

(15) Aggregate Class B2 Interest               118,671.88        3.22916667

                    GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.17%,7.75%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 9



                         CUSIP#'S   393505-XJ6,XK3
                         TRUST ACCOUNT #80-5049000
                         REMITTANCE DATE: 10/15/97


(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                          .00                  .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall   .00                  .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date        .00

(19)  Class B2 Principal Liquidation Loss Amount      .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                            .00

(21)  Guarantee Payment                               .00

(22)  Class B2 Principal Balance            36,750,000.00

(22a) Class B2 Pool Factor                     1.00000000

                                                Total $             Per $1,000
                                                 Amount              Original
                                               ---------          ------------


(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                .00

(24)  3% Guarantee                                    .00

(25)  Class C Residual Payment                        .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.17%,7.75%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-6
                              CLASS BCERTIFICATES
                                 MONTHLY REPORT
                            SEPTEMBER 1997 - Page 10



                         CUSIP#'S   393505-XJ6,XK3
                         TRUST ACCOUNT #80-5049000
                         REMITTANCE DATE: 10/15/97


(26) Class M-1 Interest Deficiency on such
     Remittance Date                                         .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                         .00

(28) Repossessed Contracts                             31,724.98

(29) Repossessed Contracts Remaining
     in Inventory                                      31,724.98